Loan Servicing	12 Months Ended
Dec. 31, 2012
Transfers and Servicing of Financial Assets [Abstract]
Loan Servicing
Loan Servicing
Park serviced sold mortgage loans of $1,313 million at December 31, 2012 compared to $1,349 million at December 31, 2011 and $1,471 million at December 31, 2010. At December 31, 2012, $16 million of the sold mortgage loans were sold with recourse compared to $25 million at December 31, 2011. Management closely monitors the delinquency rates on the mortgage loans sold with recourse. As of December 31, 2012, management had established a $550,000 reserve to account for future loan repurchases.

The amortization of mortgage loan servicing rights is included within “Other service income”. Generally, mortgage servicing rights are capitalized and amortized on an individual sold loan basis. When a sold mortgage loan is paid off, the related mortgage servicing rights are fully amortized.

Activity for mortgage servicing rights and the related valuation allowance follows:

December 31 (In thousands)	2012	2011	2010
Mortgage servicing rights:
Carrying amount, net, beginning of year	$9,301	$10,488	$10,780
Additions	3,399	1,659	3,062
Amortization	(3,634)	(2,573)	(3,180)
Change in valuation allowance	(1,303)	(273)	(174)
Carrying amount, net, end of year	$7,763	$9,301	$10,488
Valuation allowance:
Beginning of year	$1,021	$748	$574
Additions expensed	1,303	273	174
End of year	$2,324	$1,021	$748

The fair value of mortgage servicing rights at December 31, 2012 was established using a discount rate of 10% and constant prepayment speeds ranging from 6% to 25%.

Servicing fees included in other service income were $3.6 million, $3.9 million and $4.2 million for the twelve months ended December 31, 2012, 2011 and 2010, respectively.